MML SERIES INVESTMENT FUND

Supplement dated September 12, 2008 to the

Prospectuses dated May 1, 2008 and May 1, 2008, revised as of September 2, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses. It should be retained and read in conjunction with the Prospectuses.

Effective September 10, 2008, Essex Investment Management Company, LLC (“Essex”) replaced Delaware Management Company (“DMC”) as the MML Emerging Growth Fund’s Co-Sub-Adviser.

Effective September 10, 2008, the following information replaces the information in the second, third and fourth paragraphs found under Principal Investment Strategies and Risks for the MML Emerging Growth Fund:

Essex Investment Management Company, LLC (“Essex”) has an investment philosophy that is based on the belief that the market is inefficient in analyzing smaller cap companies and that improving fundamentals, particularly future growth prospects that are not fully discounted in the price of a stock, will drive returns.

Essex screens for companies showing evidence that business fundamentals are improving, as measured by accelerating earnings and revenue growth. Those companies that are early in the process of improvement, with the best relative acceleration, are placed on the “follow list.” From this pre-screening, Essex conducts fundamental analysis in order to identify growth factors, determine if they are sustainable, and evaluate whether current and future growth catalysts are factored into the current stock price. The catalysts giving rise to improving situations include corporate restructuring, industry consolidation, improving industry outlook, market share gains and new products.

Essex then identifies companies in the early stages of positive business and earnings change. This analysis allows Essex to understand, adeptly interpret, and exploit the conservative nature of market analysts when they prepare earnings estimates. From this research process, Essex generates a rating and target price for each stock. Finally, Essex believes that balancing the upside in a stock with the risk is an important component for any portfolio candidate.

The buy criteria for Essex include the following:

•	Accelerating earnings and revenues;
•	Sustainability of revenue and earnings growth;
•	Highly-developed/scaleable business model; and
•	Attractive fair value, risk/reward, and target price.

The sell criteria for Essex include the following:

•	Breakdown in company fundamentals and investment thesis;
•	Anticipated earnings disappointment/deceleration;
•	Over valued relative to Essex’ growth projections; and
•	Better relative investment opportunity.

Effective September 10, 2008, the following information replaces the information for DMC in the section titled About the Investment Adviser and Sub-Advisers:

Essex Investment Management Company, LLC (“Essex”), located at 125 High Street, 29th Floor, Boston, MA 02110 and at 1603 Orrington Avenue, Suite 990, Evanston, IL 60201, manages a portion of the portfolio of the MML Emerging Growth Fund. Essex actively manages domestic growth equity portfolios for corporations, endowments, foundations, municipalities, public funds, and private clients. Essex was established as a fundamental growth stock investment firm in 1976 and, since 1998, has been jointly owned by Essex’s employees and by Boston-based Affiliated Managers Group, Inc. As of July 31, 2008, Essex had approximately $2.4 billion in assets under management.

Nancy B. Prial

is a portfolio manager of a portion of the MML Emerging Growth Fund. Ms. Prial, a Chartered Financial Analyst, is a Senior Principal of Essex and Portfolio Manager on the Essex Small/Micro Cap Growth and Small/Mid Cap Growth strategies. Prior to joining Essex in 2005, Ms. Prial spent six years at The Burridge Group, LLC as Vice President & Chief Investment Officer and four years at the Twentieth Century division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager.

Effective August 15, 2008, the following funds contained in the May 1, 2008 Prospectus will be known as follows:

MML Large Cap Value Fund – Initial Class

MML Growth Equity Fund – Initial Class

MML NASDAQ-100® Fund – Initial Class

MML Small Cap Growth Equity Fund – Initial Class

MML Emerging Growth Fund – Initial Class

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L7352-08-02

MML SERIES INVESTMENT FUND

Supplement dated September 12, 2008 to the

Prospectus dated May 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective August 15, 2008, the following funds contained in the Prospectus will be known as follows:

MML Asset Allocation Fund – Initial Class

MML Equity Income Fund – Initial Class

MML Income & Growth Fund – Initial Class

MML Growth & Income Fund – Initial Class

MML Blue Chip Growth Fund – Initial Class

MML Large Cap Growth Fund – Initial Class

MML Mid Cap Value Fund – Initial Class

MML Mid Cap Growth Fund – Initial Class

MML Small/Mid Cap Value Fund – Initial Class

MML Small Cap Index Fund – Initial Class

MML Foreign Fund – Initial Class

MML Conservative Allocation Fund – Initial Class

MML Balanced Allocation Fund – Initial Class

MML Moderate Allocation Fund – Initial Class

MML Growth Allocation Fund – Initial Class

MML Aggressive Allocation Fund – Initial Class

The following information replaces similar information for the Asset Allocation Fund found on pages 5-6:

Capital Guardian Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Capital Guardian for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 4.53% for the quarter ended June 30, 2007 and the lowest was -5.74% for the quarter ended December 31, 2007.

Capital Guardian Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2007)

The table compares Capital Guardian’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Capital Guardian composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (2/1/04)
Capital Guardian Composite	1.21%	5.25%

S&P 500 Index^	5.49%	8.87%
Lehman Brothers Aggregate Bond Index^^	6.97%	4.39%
Lipper Balanced Fund Index^^^	6.53%	7.82%

* Performance shown is a composite of all portfolios managed on a discretionary basis by Capital Guardian with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The composite performance is provided solely to illustrate Capital Guardian’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended (the “1940 Act” and the “Code”), and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Capital Guardian is not indicative of future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/ Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

The information for Milu Komer under Neuberger Berman Management, Inc. on page 65 is hereby deleted.

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RS2972-08-03

MML SERIES INVESTMENT FUND

Supplement dated September 12, 2008 to the

Prospectus dated May 1, 2008, revised as of September 2, 2008

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The information for Milu Komer under Neuberger Berman Management, Inc. on page 65 is hereby deleted.

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RS2972-908-01

MML SERIES INVESTMENT FUND

Supplement dated September 12, 2008 to the

Statements of Additional Information dated May 1, 2008 and August 15, 2008

This supplement provides new and additional information beyond that contained in the Statements of Additional Information (“SAIs”). It should be retained and read in conjunction with the SAIs.

Effective September 10, 2008, Essex Investment Management Company, LLC (“Essex”) replaced Delaware Management Company (“DMC”) as the MML Emerging Growth Fund’s Co-Sub-Adviser.

The following information replaces similar information for the MML Emerging Growth Fund found on page B-3 in the section titled General Information:

MassMutual has an investment sub-advisory agreement with each of Essex Investment Management Company, LLC (“Essex”) and Insight Capital Research & Management, Inc. (“Insight Capital”) whereby each has agreed to manage a portion of the investments of MML Emerging Growth.

The following information replaces similar information found on page B-33 in the section titled Management of MML Trust:

As investment adviser and sub-advisers to the Funds, respectively, MassMutual, Davis, Essex, Insight Capital, NTI, T. Rowe Price, Waddell & Reed and Wellington Management may be considered part of the management of MML Trust.

The following information replaces similar information found on pages B-42 and B-43 in the section titled Investment Management and Other Services:

Essex and Insight Capital

MassMutual has also entered into investment sub-advisory agreements with Essex and Insight Capital pursuant to which each serves as sub-adviser for a portion of the investments of MML Emerging Growth. Essex is located at 125 High Street, 29th Floor, Boston, MA 02110 and 1603 Orrington Avenue, Suite 990, Evanston, IL 60201. Essex was established as a fundamental growth stock investment firm in 1976. Since 1998, the firm has been jointly owned by Essex’s employees and by Boston-based Affiliated Managers Group, Inc. (“AMG”). Essex was registered with the SEC as Essex Investment Management Company, LLC on March 20, 1998 as a successor corporation to Essex Investment Management Company, Inc. At the present time, Essex is approximately 25% owned by its employees and 75% owned by AMG. Prior to 1998, Essex employees owned 100% of the firm. Essex currently has twelve principal owners. Of those twelve principals, three make up an executive management board. Christopher McConnell is ultimately responsible for plotting the strategic direction of the firm. Insight Capital, an employee-owned investment firm, is located at 2121 N. California Blvd., Suite 560, Walnut Creek, CA 94596. As of July 31, 2008, Essex had approximately $2.4 billion in assets under management. As of December 31, 2007, Insight Capital had approximately $1.2 billion in assets under management.

Essex and Insight Capital both act as sub-adviser for MML Emerging Growth. Each sub-adviser manages a portion of the net assets of the Fund’s portfolio. MassMutual’s sub-advisory agreements with Essex and Insight Capital will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. Essex and Insight Capital also both provide investment sub-advisory services for the MassMutual Select Emerging Growth Fund, a series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

The following information replaces similar information found in the section titled Codes of Ethics:

MML Trust, MassMutual, Davis, Essex, Insight Capital, NTI, T. Rowe Price, Waddell & Reed and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule

17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The following information replaces the information for DMC found in the section titled Appendix B—Proxy Voting Policies:

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

Summary of Proxy Voting Policies and Procedures

Introduction	Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients’ portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following, is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client’s investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client’s proxies.

Voting Agent	Essex has contracted with an independent third party, RiskMetrics Group which merged with Institutional Shareholders Services (“ISS”) in 2007, to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. RiskMetrics specializes in providing a variety of fiduciary-level services related to proxy voting and researches proxy issues independent from Essex executed votes.

ISS has retained it own Independent division under Risk Metrics called ISS Governance Services which governs the ISS US Corporate Governance Policy formerly know as Voting Agent Service (VAS). Essex has adopted the ISS US Corporate Governance Policy as its own proxy voting policy guideline and votes Essex’s clients’ proxies (for those clients over which it has proxy voting authority) according to this policy guideline for its client base for all U.S. and Global proxies.

Details of the ISS US Corporate Governance Policy guidelines are available upon request.

In extraordinary circumstances, Essex’s Proxy Voting Committee (“Committee”) and Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee	Essex’s Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex’s clients), ISS US Corporate Governance proxy voting policy as Essex’s own proxy voting policy. Any changes to the ISS US Corporate Governance Policy must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest	As noted, Essex has an agreement with RiskMetrics as an independent proxy voting agent and Essex has adopted the ISS US Corporate Governance Policy. The adoption of the ISS US Corporate Governance Policy provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where RiskMetrics itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex’s clients’ behalf. In those situations, RiskMetrics will fully or partially abstain from voting and Essex’s Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s Compliance Officer must approve any decision made on such vote prior to the vote being cast.

Essex’s Committee and Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from RiskMetrics. In both of the preceding circumstances, the Committee and Essex’s Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.

How to Obtain Voting Information	Clients may obtain information about how Essex voted proxies for securities held in their account(s) a copy of Essex’s full proxy voting policy and procedures by contacting Valerie Sullivan at (617) 342-3241 or at proxyvoting@essexinvest.com.

The following information replaces the information for DMC found in the section titled Appendix C—Additional Portfolio Manager Information:

Essex Investment Management Company, LLC

The portfolio manager of the MML Emerging Growth Fund is Nancy B. Prial.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Nancy B. Prial
Registered investment companies	4	$303 million	0	$0
Other pooled investment vehicles	10	$207 million	1	$1.3 million
Other accounts**	63	$426 million	0	$0

*	The information provided is as of 7/31/08
**	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Nancy B. Prial	MML Emerging Growth Fund	None

Description of Compensation:

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries. Second, Essex’s professionals receive a year-end bonus based on the portfolio’s performance on an absolute, benchmark relative and peer ranking basis, and each professional’s individual performance. Third, Essex offers a competitive benefit package including comprehensive family health coverage and a pension and profit sharing plan.

In general, Portfolio managers are evaluated on the basis of two components: (1) performance of his or her managed portfolios and (2) overall performance of the firm. The portfolio’s performance, which is measured in terms of absolute, benchmark-relative and peer ranking performance, is the overriding measure by which a portfolio manager is evaluated. A lesser weighting, but certainly one of importance, is the overall performance of the firm, which we believe encourages teamwork.

In general, an analyst’s evaluation consists of three components: the performance of the portfolio, production/work ethic/communications, and teamwork. The performance of the portfolio is measured in terms of both absolute performance, as well as relative performance to that of the comparative benchmark and peer group. Productivity, work ethic, and communication is very much a qualitative measure and is first and foremost a comprehensive assessment of how individual analysts generate stock ideas. It is an assessment of the number of names that are looked at, knowledge of those names, the frequency with which the analyst’s recommendations are incorporated into the portfolio and the analyst’s overall preparedness for coverage meetings. Teamwork is another rather qualitative element of the evaluation. It is a measurement of an individual analyst’s functioning within the team largely in terms of cooperation, collaboration, and the sharing of ideas. An analyst’s evaluation plays a part, in addition to the performance of the overall firm, in determining the size of his or her bonus, which typically ranges from 25% - 150% of base salary.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success. Also, based on the profitability of the firm and at the discretion of the Chief Executive Officer, Essex may grant a Special Recognition Award to certain employees. The Special Recognition Award contains a three-year, tiered vesting schedule and is usually invested in one or more of Essex’s funds. We feel that our compensation structure is extremely competitive when compared with other firms in the industry.

Essex maintains a fundamental team approach that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly. Our investment professionals are continuously motivated by our compensation structure, competitive personnel benefit packages, and entrepreneurial-like culture.

Description of Material Conflicts:

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex’s internal controls in order to prevent such conflicts of interest from arising. These policies and procedures are contained in Essex’s Compliance Manual, a copy of which has been provided to the Investment Manager. The Compliance Manual includes a set of policies and procedures that are designed to assure that Essex complies with the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and generally requires both Essex and its employees to deal with all clients in a fair and equitable manner. On occasion, Essex, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Essex maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

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SAI L7352-08-01